July 27, 2012

Summary Prospectus

BlackRock FundsSM  |  Investor and Institutional Shares

>  BlackRock Money Market Portfolio

Fund	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
BlackRock Money Market Portfolio	PINXX	CIBXX	BMCXX	PNIXX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus/cash. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated July 27, 2012, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Summary Prospectus

Key Facts About BlackRock Money Market Portfolio

Investment Objective

The investment objective of BlackRock Money Market Portfolio (the “Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Portfolio.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Management Fee	0.43%	0.43%	0.43%	0.43%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.21%	0.28%	0.19%	0.27%
Total Annual Fund Operating Expenses	0.89%	1.71%	1.62%	0.70%
Fee Waivers and/or Expense Reimbursements[1]	—	(0.22)%	(0.13)%	(0.28)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.89%	1.49%	1.49%	0.42%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 53–57, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.89% (for Investor A Shares), 1.49% (for Investor B and Investor C Shares) and 0.42% (for Institutional Shares) until August 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Money Market Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$ 91	$284	$493	$1,096
Investor B Shares[1]	$152	$517	$908	$1,7832/$1,6813/$2,001[4]
Investor C Shares[1]	$152	$498	$869	$1,911
Institutional Shares	$ 43	$196	$362	$ 844

[1]	These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of the Fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market fund advised by BlackRock or its affiliates (each, a “Non-Money Market BlackRock Fund”) as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of the Fund that are purchased from the Trust and not acquired by exchange.
[2]	Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of certain equity Non-Money Market BlackRock Funds).
[3]	Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of certain fixed-income Non-Money Market BlackRock Funds).
[4]	Based on the conversion of Investor B Shares to Investor A Shares after ten years (applies to shares received in an exchange transaction for Investor B Shares of certain fixed-income Non-Money Market BlackRock Funds).

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Principal Investment Strategies of the Fund

The Money Market Portfolio seeks to achieve its objective by investing in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations.

The Fund seeks to maintain a net asset value of $1.00 per share.

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission.

Principal Risks of Investing in the Fund

The Money Market Portfolio cannot guarantee that it will achieve its objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■	Asset-Backed Securities Risk — Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.
■	Financial Services Industry Risk — The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, a large portion of the Fund’s investments may lose value during such periods.
■	Foreign Securities Risk — Foreign securities risk is the risk that the Fund may have difficulty buying and selling on foreign exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

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■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how the Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS
Money Market Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.18% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2011). The year-to-date return as of June 30, 2012 was 0.00%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Money Market Portfolio — Investor A Shares
Return Before Taxes	0.00%	1.47%	1.65%
BlackRock Money Market Portfolio — Investor B Shares
Return Before Taxes	0.00%	1.23%	1.30%
BlackRock Money Market Portfolio — Investor C Shares
Return Before Taxes	0.00%	1.23%	1.30%
BlackRock Money Market Portfolio — Institutional Shares
Return Before Taxes	0.00%	1.66%	1.95%

To obtain the Fund’s current 7-day yield, call (800) 441-7762.

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Investment Manager

The Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.

	Investor A Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: · $250 for certain fee-based programs. · $100 for retirement plans. · $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts except certain retirement plans and payroll deduction programs may have a lower minimum.	No subsequent minimum.

Information is not provided for Investor B and Investor C Shares of the Money Market Portfolio because Investor B and Investor C Shares are no longer being offered to new investors. Investor B and Investor C Shares are available upon exchange from Investor B or Investor C Shares of certain non-money market funds advised by BlackRock or its affiliates.

Tax Information

The dividends and distributions of the Money Market Portfolio may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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INVESTMENT COMPANY ACT FILE #811-05742 © BlackRock Advisors, LLC SPRO-MM-0712